UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 6, 2014

ARATANA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35952	38-3826477
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

	1901 Olathe Blvd., Kansas City, KS 66103	66103
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, include area code: (913) 951-2132

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.	Financial Statements and Exhibits.

On January 7, 2014, Aratana Therapeutics, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Form 8-K”) describing its acquisition of Okapi Sciences N.V. (“Okapi Sciences”). The Company hereby amends such Current Report on Form 8-K to provide certain financial statements required by Item 9.01 of Form 8-K with respect to Okapi Sciences and pro forma financial information with respect to its acquisition of Okapi Sciences.

(a) Financial Statements of the Businesses Acquired

Audited Financial Statements of Okapi Sciences N.V. as of and for the years ended December 31, 2012 and December 31, 2011 and for the period from December 20, 2007 (date of inception) to December 31, 2012, and the related notes to the financial statements, are attached hereto as Exhibit 99.1.

Unaudited Financial Statements of Okapi Sciences N.V. as of and for the nine months ended September 30, 2013 and September 30, 2012 and for the period from December 20, 2007 (date of inception) to September 30, 2013, and the related notes to the financial statements, are attached hereto as Exhibit 99.2.

(b) Pro Forma Financial Information

The pro forma financial information with respect to the Company’s acquisition of Okapi Sciences N.V. is attached hereto as Exhibit 99.3.

(d) Exhibits

Exhibit No.	Description

23.1	Consent of Deloitte Bedrijfsrevisoren/Reviseurs d’Entreprises, Independent Auditors

99.1	Audited Financial Statements of Okapi Sciences N.V. as of and for the years ended December 31, 2012 and December 31, 2011 and for the period from December 20, 2007 (date of inception) to December 31, 2012, and the related notes to the financial statements.

99.2	Unaudited Financial Statements of Okapi Sciences N.V. as of and for the nine months ended September 30, 2013 and September 30, 2012 and for the period from December 20, 2007 (date of inception) to September 30, 2013, and the related notes to the financial statements.

99.3	Unaudited Pro Forma Consolidated Financial Statements of the Company, as of and for the nine months ended September 30, 2013 and for the year ended December 31, 2012, and the related notes to the financial statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARATANA THERAPEUTICS, INC.

Date: January 17, 2014	By:	/s/ Steven St. Peter
Steven St. Peter, M.D.
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Deloitte Bedrijfsrevisoren/Reviseurs d’Entreprises, Independent Auditors

99.1	Audited Financial Statements of Okapi Sciences N.V. as of and for the years ended December 31, 2012 and December 31, 2011 and for the period from December 20, 2007 (date of inception) to December 31, 2012, and the related notes to the financial statements.

99.2	Unaudited Financial Statements of Okapi Sciences N.V. as of and for the nine months ended September 30, 2013 and September 30, 2012 and for the period from December 20, 2007 (date of inception) to September 30, 2013, and the related notes to the financial statements.

99.3	Unaudited Pro Forma Consolidated Financial Statements of the Company, as of and for the nine months ended September 30, 2013 and for the year ended December 31, 2012, and the related notes to the financial statements.